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                                                                    Exhibit 99.3

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of August 28, 2001 by and among TiVo Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A hereto (each a "Purchaser" and collectively, the "Purchasers"). The Company proposes to issue and sell to the Purchasers an aggregate of $51,750,000 principal amount of 7% Convertible Senior Notes due 2006 (the "Notes"), warrants (the "Investor Five-Year Warrants") to purchase an aggregate of 2,536,766 shares of the Company's common stock, par value $.001 per share (the "Common Stock") and 3,843,582 units (the "Investor Units"), consisting of warrants (the "Investor One-Year Warrants") to purchase an aggregate of 3,843,582 shares of Common Stock and warrants (the "Investor Five-Year Terminable Warrants," and together with the Investor Five-Year Warrants and the Investor One-Year Warrants, the "Investor Warrants") to purchase an aggregate of 1,268,384 shares of Common Stock. An additional 145,834 warrants (the "Robertson Five-Year Warrants" and, together with the Investor Five-Year Warrants, the "Five-Year Warrants") and 220,960 units (the "Robertson Units" and, together with the Investor Units, the "Units") consisting of 220,960 warrants (the "Robertson One-Year Warrants" and, together with the Investor One-Year Warrants, the "One-Year Warrants") and 72,917 warrants (the "Robertson Five-Year Terminable Warrants" and, together with the Investor Five-Year Terminable Warrants, the "Five-Year Terminable Warrants," and the Five-Year Terminable Warrants, together with the Five-Year Warrants and the One-Year Warrants, the "Warrants") were issued to Robertson Stephens, Inc. pursuant to a Warrant and Unit Acquisition Agreement, dated as of the date hereof (the "Robertson Warrant Acquisition Agreement"). For purposes hereof, references to the Purchasers shall include Robertson Stephens, Inc., where applicable. As an inducement to the Purchasers to enter into Note, Warrant and Unit Purchase Agreements, each dated as of August 23, 2001 (collectively, the "Purchase Agreement"), and in satisfaction of a condition to the Purchasers' obligations thereunder, the Company agrees with the Purchasers, for the benefit of the holders from time to time (including the Purchasers) of the Notes, the Warrants and the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (the "Shares"), as follows:

SECTION 1 DEFINITIONS

     Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Amendment Effectiveness Deadline Date" has the meaning set forth in
Section 3(d) hereof.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York are authorized or obligated by law or executive order to close or be closed.

     "Closing" has the meaning set forth in Section 3(a) hereof.

     "Commission" means the Securities and Exchange Commission.

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     "Damages Payment Date" means each Interest Payment Date. For purposes of this Agreement, if no Notes are outstanding, "Damages Payment Date" shall mean each August 15 and February 15.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Five-Year Terminable Warrant Agreement" means the Warrant Agreement, dated as of August 28, 2001, by and between the Company and The Bank of New York, as Warrant Agent, relating to the Five-Year Terminable Warrants, as the same may be amended from time to time in accordance with the terms thereof.

     "Five-Year Warrant Agreement" means the Warrant Agreement, dated as of August 28, 2001, by and between the Company and The Bank of New York, as Warrant Agent, relating to the Five-Year Warrants, as the same may be amended from time to time in accordance with the terms thereof.

     "Holder" has the meaning set forth in Section 2 hereof.

     "Indenture" means the Indenture, dated as of August 28, 2001, between the Company and the Trustee, relating to the Notes, as the same may be amended from time to time in accordance with the terms thereof.

     "Initial Shelf Registration Statement" has the meaning set forth in Section 3(a) hereof

     "Interest Payment Date" has the meaning set forth in the Indenture.

     "Liquidated Damages" has the meaning set forth in Section 3(e) hereof.

     "Losses" has the meaning set forth in Section 7(d) hereof.

     "Majority Holders" means the Holders owning a majority of the total Registrable Securities.

     "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Exhibit B to the Purchase Agreement and the Robertson Warrant Acquisition Agreement.

     "One-Year Warrant Agreement" means the Warrant Agreement, dated as of August 28, 2001, by and between the Company and The Bank of New York, as Warrant Agent, relating to the One-Year Warrants, as the same may be amended from time to time in accordance with the terms thereof.

     "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of

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the offering of any portion of Registrable Securities covered by such Shelf
Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments and including all information incorporated by reference into such Prospectus.

     "Registrable Securities" means each of:

     (a) the Notes, until the earlier of the following events: (i) the date on which such Note has been effectively registered under the Act and sold or transferred pursuant to the Shelf Registration Statement, (ii) the date on which such Note has been distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act, or (iii) the date on which such Note ceases to be outstanding;

     (b) the Shares issued or issuable upon conversion of the Notes, until the earlier of the following events: (i) the date on which such Share has been effectively registered under the Act and sold or transferred pursuant to any Shelf Registration Statement, (ii) with respect to Shares issued upon conversion of Notes, if such Note was effectively registered under the Securities Act and sold or transferred pursuant to any Shelf Registration Statement, the date on which such note was so sold or transferred, (iii) the date on which such Share has been distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act, (iv) with respect to Shares issued upon conversion of Notes, if such Note was distributed to the public pursuant to Rule 144 under the Act or was saleable pursuant to Rule 144(k) under the Act and if such conversion was in compliance with Section 3(a)(9) of the Act, the date on which such Note was converted, or (v) the date on which such Share ceases to be outstanding;

     (c) the Warrants, until the earlier of the following events: (i) the date on which such Warrant has been effectively registered under the Act and sold or transferred pursuant to the Shelf Registration Statement, (ii) the date on which such Warrant has been distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act, or (iii) the date on which such Warrant ceases to be outstanding; and

     (d) the Shares issued or issuable upon exercise of the Warrants, until the earlier of the following events: (i) the date on which such Share has been effectively registered under the Act and sold or transferred pursuant to the Shelf Registration Statement, (ii) with respect to Shares issued upon the exercise of Warrants, if such Warrant was effectively registered under the Act and sold or transferred pursuant to the Shelf Registration Statement, the date on which such Warrant was so sold or transferred, (iii) the date on which such Share has been distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act, (iv) with respect to Shares issued upon the "Cashless Exercise' of Warrants pursuant to Section 10(b) of the Five-Year Warrant Agreement or Section 10(b) of the Five-Year Terminable Warrant Agreement, as applicable, if such Warrant was distributed to the public pursuant to Rule 144 under the Act or was saleable pursuant to Rule 144(k) under the Act and if such Cashless Exercise was in compliance with Section 3(a)(9) of the Act, the date on which such Warrant was exercised, or (v) the date on which such Share ceases to be outstanding.

     "Registration Default" has the meaning set forth in Section 3(e) hereof.

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     "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

     "Shelf Registration Period" has the meaning set forth in Section 3(c) hereof.

     "Shelf Registration Statement" means one or more "shelf" registration statements of the Company pursuant to the provisions of Section 3 hereof that covers some or all of the Registrable Securities as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, and in each case, including the Prospectus contained therein, all exhibits thereto and all material incorporated therein by reference, including the Initial Shelf Registration Statement and the Supplemental Shelf Registration Statement.

     "Supplemental Delay Period" means any period commencing on the date of receipt by a Holder of any notice from the Company required by Section 4(b)(2) hereof and ending on the date of receipt by such Holder of an amended or supplemented Shelf Registration Statement or Prospectus, as contemplated by
Section 4(h) or Section 4(i) hereof, or the receipt by such Holder of written notice from the Company (the "Advice") that the use of the Prospectus may be resumed.

     "Supplemental Shelf Registration Statement" has the meaning set forth in
Section 3(b) hereof.

     "Trigger Date" has the meaning set forth in Section 3(b) hereof.

     "Trustee" means the trustee with respect to the Notes under the Indenture.

     "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

     "Warrant Agent" means the warrant agent with respect to the Warrants under the Five-Year Warrant Agreement, the One-Year Warrant Agreement or the Five-Year Terminable Warrant Agreement, as applicable.


SECTION 2        HOLDERS

     A person is deemed to be a holder of Registrable Securities (each, a "Holder") whenever such person becomes the registered holder of Registrable Securities, and includes broker-dealers that hold Registrable Securities (i) as a result of market making activities and other trading activities and (ii) which were acquired directly from the Company or an Affiliate of the Company.

SECTION 3        SHELF REGISTRATION

     (a) The Company shall use its best efforts to file with the Commission within 30 days of the date of the original sale of the Notes, the Units and the Warrants by the Company (the

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

"Closing") a Shelf Registration Statement (the "Initial Shelf Registration Statement") relating to the resale of the Registrable Securities, including the resale of 20,380,606 shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants by the Holders from time to time, in accordance with the methods of distribution elected by such Holders and set forth in such Initial Shelf Registration Statement, and thereafter shall use its best efforts to cause such Initial Shelf Registration Statement to be declared effective under the Act as promptly as practicable. The Company shall include in such Initial Shelf Registration Statement the registration of the resale of the Units by the Holders from time to time.

     (b)  In the event the conversion price of the notes is adjusted pursuant to
Section 15.11(b) of the Indenture (the date of any such adjustment, a "Trigger Date"), the Company shall use its best efforts to file with the Commission, within 30 days after the Trigger Date, a Shelf Registration Statement (the "Supplemental Shelf Registration Statement"), which may be filed pursuant to Rule 462(b) under the Act, if available, relating to the resale of any additional Shares issuable as a result of such adjustment upon conversion of the Notes by Holders from time to time. If the Company files a Supplemental Shelf Registration Statement covering such additional Shares, the Company thereafter shall use its best efforts to cause such Supplemental Shelf Registration Statement to be declared effective under the Act as promptly as practicable.

     (c) Subject to Section 3(d), the Company shall use its best efforts to keep any Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of two years from the latest date of original issuance of the Notes and the Warrants by the Company pursuant to the Purchase Agreement or such shorter period that will terminate upon the sale of all of the Registrable Securities pursuant to the Shelf Registration Statement (the "Shelf Registration Period"). Notwithstanding the foregoing, in the event that Rule 144(k) (or any successor thereto) is amended to extend the two-year period after which restricted securities issued to and continuously held by nonaffiliates of the Company are no longer subject to the volume and manner limitations contained in Rule 144, the Shelf Registration Period shall be extended for such additional period or such shorter period that will terminate upon the sale of all of the Registrable Securities pursuant to the Shelf Registration Statement.

     (d) Upon (i) the existence of any fact or the happening of any event that, in the opinion of the Company, makes untrue any statement of a material fact made in any Shelf Registration Statement, the Prospectus or any amendment or supplement thereto or any document incorporated by reference therein or requires the making of any changes in such Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) the existence of any development that, in the good faith discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and related Prospectus or which renders the Company unable to comply with Commission requirements; (iii) the issuance by the Commission of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement; (iv) the receipt by the Company of any notification with respect to the

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suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (v) the filing of an amendment to any Shelf Registration Statement required by Section 4(h) or Section 4(i) hereof, the Company shall be entitled to suspend the availability of such Shelf Registration Statement or any Prospectus for the Supplemental Delay Period, without incurring or accruing any obligation to pay Liquidated Damages except as described below.

        (e)   If:

              (i) the Initial Shelf Registration Statement is not filed with the Commission within 30 days after the Closing;

              (ii) any Supplemental Shelf Registration Statement is not filed with the Commission within 30 days after the Trigger Date related to the filing of such Supplemental Shelf Registration Statement;

              (iii) the Initial Shelf Registration Statement has not been declared effective by the Commission within 90 days after the Closing, provided, however, that in the event the Commission informs the Company that it will review the Initial Shelf Registration Statement or any document included or incorporated therein by reference, or informs the Company that it will not declare the Initial Shelf Registration Statement effective during the pendency of its review of any confidential treatment request of the Company currently before it, such 90-day period shall be extended (and no Liquidated Damages shall accrue) for an additional 30 days;

              (iv) any Supplemental Shelf Registration Statement has not been declared effective by the Commission within 90 days after the Trigger Date related to the filing of such Supplemental Shelf Registration Statement, provided, however, that in the event the Commission informs the Company that it will review such Supplemental Shelf Registration Statement or any document included or incorporated therein by reference, or informs the Company that it will not declare such Supplemental Shelf Registration Statement effective during the pendency of its review of any confidential treatment request of the Company currently before it, such 90-day period shall be extended (and no Liquidated Damages shall accrue) for an additional 30 days after such Trigger Date;

              (v) (a) any Shelf Registration Statement is filed and declared effective but, during the Shelf Registration Period, it thereafter ceases to be effective or available or (b) if the Company suspends the use of the Prospectus forming a part thereof, for more than 30 days in any period of 365 consecutive days in reliance upon Section 3(d)(ii) or for more than 60 days in any period of 365 consecutive days for any reason;

              (vi) any amendment to any Shelf Registration Statement or supplement to the Prospectus forming a part thereof of the type described in Section 4(i) hereof is not filed with the Commission within the later of (x) ten Business Days after the date the Notice and Questionnaire is delivered to the Company or (y) ten Business Days after the

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         expiration of any Supplemental Delay Period in effect when the Notice and Questionnaire is delivered or put into effect within ten Business Days of such delivery date; or

              (vii) any amendment to any Shelf Registration Statement required by Section 4(i) hereof is not declared effective within 45 Business Days of the filing of such amendment to the Shelf Registration Statement (the "Amendment Effectiveness Deadline Date"); provided, however that the Amendment Effectiveness Deadline Date shall be extended by up to ten Business Days from the expiration of a Supplemental Delay Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Supplemental Delay Period shall be in effect on the Amendment Effectiveness Deadline Date;

(each such event referred to in foregoing clauses (i) through (vii), a "Registration Default"), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") with respect to any outstanding Registrable Securities from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured (the "Damages Accrual Period"); provided, however that in the case of a Damages Accrual Period that is in effect solely as a result of a Registration Default of the type described in clauses (vi) and (vii) above, such Liquidated Damages shall be paid only to the Holders that have delivered Notice and Questionnaires that caused the Company to incur the obligations set forth in Section 4(i) the nonperformance of which is the basis of such Registration Default; provided further that Liquidated Damages based on a Registration Default of the type described in clauses (vi) and (vii) above shall not accrue during any Supplemental Delay Period that commences subsequent to such Registration Default.

         Liquidated Damages on the Notes and Shares issued upon conversion of the Notes shall accrue as follows:

                     (A) in respect of any outstanding Notes that continue to be Registrable Securities, to each Holder of such Notes at the rate of $10.00 per month per $1,000 principal amount of Notes held by such Holders; and

                     (B) in respect of any outstanding Shares that continue to be Registrable Securities and that were issued upon conversion of Notes, to each Holder of such Shares at the rate of $10.00 per month per $1,000 principal amount of the Notes formerly held by such Holders that were converted into such Shares.


If the Registration Default is not cured within 30 days, the Liquidated Damages with respect to the rates described in the preceding clauses (A) and (B) will increase by (i) $2.50 per month per $1,000 principal amount of Notes that continue to be Registrable Securities, and (ii) with respect to such outstanding Shares that continue to be Registrable Securities and that were issued upon conversion of Notes, $2.50 per month per $1,000 principal amount of Notes upon the conversion of which such Shares were issued, up to a maximum rate of (i) $20.00 per month per $1,000 principal amount of Notes that continue to be Registrable Securities, and (ii) with respect to such outstanding Shares that continue to be Registrable Securities and that were issued upon

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conversion of Notes, $20.00 per month per $1,000 principal amount of Notes upon the conversion of which such Shares were issued.


     Notwithstanding the foregoing, in the event that (i) the Company defaults for 30 days in the payment of any installment of Liquidated Damages described above when the same shall have become due and payable pursuant to Section 3(f) hereof and (ii) (a) within 60 days after such 30 day period described above there has not been a declaration pursuant to Section 7.1 of the Indenture that the principal of and premium, if any, on the Notes and the interest accrued thereon (including any Liquidated Damages to the extent accrued and unpaid) are due and payable immediately or (b) any such declaration described in the preceding clause (a) above has been waived, as provided in the Indenture, then the Company shall be liable to any holder who would otherwise have been entitled to such Liquidated Damages for any actual damages incurred by such holder.


     Liquidated Damages on the Warrants and the Shares issued upon exercise of the Warrants shall accrue as follows:

                     (A) in respect of any unexercised Warrants that continue to be Registrable Securities, to each Holder of such Warrants at the rate of $.05 per week per $1,000 of aggregate exercise price payable upon exercise of such Warrants, as adjusted from time to time pursuant to the terms of the Warrant Agreement (such exercise price as adjusted, the "Exercise Price"); and,


                     (B) in respect of any outstanding Shares that continue to be Registrable Securities and that were issued upon exercise of Warrants, to each Holder of such Shares at the rate of $.05 per week per $1,000 of aggregate Exercise Price paid upon exercise of such Warrants.


If the Registration Default is not cured within 30 days, the Liquidated Damages with respect to the rates described in the preceding clauses (A) and (B) will increase by (i) $.05 per week per $1,000 of aggregate Exercise Price payable upon exercise of such outstanding Warrants that continue to be Registrable Securities, and (ii) with respect to such outstanding Shares that continue to be Registrable Securities and that were issued upon exercise of Warrants, $.05 per week per $1,000 of aggregate Exercise Price paid upon exercise of such Warrants, up to a maximum rate of (i) $.25 per week per $1,000 of aggregate Exercise Price payable upon exercise of such outstanding Warrants that continue to be Registrable Securities, and (ii) with respect to such outstanding Shares that continue to be Registrable Securities and that were issued upon exercise of Warrants, $.25 per week per $1,000 of aggregate Exercise Price paid upon exercise of such Warrants.

     Liquidated Damages will accrue on a pro rata basis for any portion of a month, with respect to the Notes and the Shares issuable upon conversion of the Notes, or any portion of a week, with respect to the Warrants and the Shares issuable upon exercise of the Warrants, during which a Registration Default exists. Notwithstanding anything contained in this Section 3(e) to

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the contrary, no Liquidated Damages will accrue on any Note, Warrant or Share on and after to the date such Note, Warrant or Share ceases to be a Registrable Security.

     (f) All accrued Liquidated Damages shall be paid by certified check or wire transfer of immediately available funds payable to the address or account provided to the Company in writing pursuant to the notice requirements of
Section 9(b) hereof. With respect to the Notes and the Shares issued upon conversion of the Notes, all accrued Liquidated Damages shall be paid in arrears to Holders by the Company monthly on the 15th day of each month or, if such date is not a Business Day, the next Business Day occurring thereafter. With respect to the Warrants and the Shares issued upon exercise of the Warrants, all accrued Liquidated Damages shall be paid in arrears to Holders by the Company on each Damages Payment Date. Following the cure of all Registration Defaults relating to any particular Registrable Security, Note or Warrant, the accrual of Liquidated Damages with respect to such Registrable Security, Note or Warrant shall cease.

SECTION 4      REGISTRATION PROCEDURES

     In connection with any Shelf Registration Statement, the following provisions shall apply:

     (a) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) except as permitted by Section 3, any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (b) (1) The Company shall advise the Holders named in any Shelf Registration Statement that have provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any such Holder, confirm such advice in writing when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective.

            (2) The Company shall advise the Holders named in any Shelf Registration Statement, which have provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any such Holder, confirm such advice in writing:

            (i) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

            (ii) of the initiation by the Commission of proceedings relating to a stop order suspending the effectiveness of the Shelf Registration Statement;

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

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

            (v) of the existence of any fact and the happening of any event that, in the opinion of the Company, makes untrue any statement of a material fact made in its Shelf Registration Statement, the Prospectus or any amendment or supplement thereto or any document incorporated by reference therein or requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and (vi) the filing of an amendment to the Shelf Registration Statement.

     (c) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

     (d) The Company shall use its best efforts to furnish to each selling Holder named in any Shelf Registration Statement who so requests in writing and who has provided to the Company an address for notices, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendments thereto (excluding any exhibits thereto).

     (e) The Company shall, during the Shelf Registration Period, deliver to each Holder named in any Shelf Registration Statement and who has provided to the Company an address for notices, without charge, as many copies of the Prospectus (including each preliminary Prospectus) contained in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; subject to any notice by the Company in accordance with
Section 4(b)(2) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders for the purposes of the offering and resale of the Registrable Securities covered by the Prospectus in accordance with the applicable regulations promulgated under the Act and any restrictions set forth in the Prospectus.

     (f) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders named therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions of the United States as any such Holders reasonably request in writing as promptly as practicable prior to the effectiveness of the Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general or unlimited service of process or to taxation in any such jurisdiction where it is not then so subject.

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

     (g) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing.

     (h) Except to the extent otherwise permitted under Section 3, upon the occurrence of any event contemplated by paragraph 4(b)(2)(v) hereof, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that as thereafter delivered to purchasers of the Registrable Securities covered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (i) Each Purchaser shall deliver to the Company a Notice and Questionnaire at the Closing and shall provide the Company with any updated information prior to the effectiveness of the Initial Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to the Company by a Holder of Registrable Securities pursuant to Section 9(b) hereof, and in any event upon the later of (x) ten Business Days after such date or (y) ten Business Days after the expiration of any Supplemental Delay Period in effect when a Notice and Questionnaire is so delivered, file with the Commission any amendments to any Shelf Registration Statement or supplements to the related Prospectus as may be required by applicable law so that the Holder delivering such Notice and Questionnaire may use such Prospectus to sell such Holder's Registrable Securities, subject to Section 3(d) hereof; provided, however that if such Notice and Questionnaire is delivered during a Supplemental Delay Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall not be obligated to file any amendment to any Shelf Registration Statement or supplement to the related Prospectus until expiration of the Supplemental Delay Period. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that has not submitted a Notice and Questionnaire as a selling securityholder in any Shelf Registration Statement or related Prospectus.

     (j) With respect to any underwritten offering of Registrable Securities under the Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate such underwritten offering as may be reasonably requested by the Majority Holders, counsel to the Majority Holders or the managing Underwriters in connection therewith. In such connection, the Company shall, upon request by the Majority Holders, counsel to the Majority Holders or the managing Underwriters in connection with such Shelf Registration Statement, use its best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Registrable Securities in customary form,
(ii) its officers to execute and deliver all customary documents and certificates reasonably requested by such Majority Holders, counsel to such Majority Holders or the managing Underwriters and (iii) its independent public accountants to provide a customary comfort letter or letters, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings.

     (k) The Company may register or offer securities of the Company other than the Registrable Securities under any Shelf Registration Statement.



SECTION 5   HOLDERS' AGREEMENTS

     Each Holder severally but not jointly, by the acquisition of Notes, Warrants or Shares, agrees:

     (a) That upon receipt of a notice of the commencement of a Supplemental Delay Period, it will keep the fact of such notice confidential, forthwith discontinue disposition of its Registrable Securities pursuant to any Shelf Registration Statement, and will not deliver any Prospectus forming a part thereof until receipt of an amended or supplemented Shelf Registration Statement or Prospectus, as applicable, as contemplated by Section 4(h) hereof, or until receipt of the Advice.

     (b) If so directed by the Company in a notice of the commencement of a Supplemental Delay Period, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of any Prospectus covering the Registrable Securities.

     (c) Sales of such Registrable Securities pursuant to any Shelf Registration Statement shall only be made in the manner set forth in such currently effective Shelf Registration Statement and in accordance with applicable law.

     (d) Upon the sale of Registrable Securities pursuant to any Shelf Registration Statement, each Holder will deliver to the Trustee, the Warrant Agent, or Company's transfer agent, as applicable, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Securities may be properly transferred.

     (e) Prior to and as a condition to the exercise of Warrants, such Holder shall, unless the Company otherwise agrees in writing and so notifies the Warrant Agent, deliver to the Company a letter substantially in the form attached to the Warrant Agreement as Exhibit B and an opinion of counsel if the Company so requests and such certificates and other information as the Company and/or the Warrant Agent may require to confirm that any such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

SECTION 6   REGISTRATION EXPENSES

     The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 3 and 4 hereof. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any Underwriters with respect to any Registrable Securities sold by it.

SECTION 7   INDEMNIFICATION AND CONTRIBUTION

     (a) In connection with any Shelf Registration Statement and to the extent permitted by law, the Company agrees to indemnify and hold harmless each Holder covered thereby, the directors, officers, employees, partners, representatives and agents of each such Holder and each person who controls any such Holder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "indemnified party") against any and all losses, claims, damages, judgments or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages, judgements or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement as originally filed or in any amendment thereof, or in any Prospectus, or in any amendment thereof or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, judgment, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage, judgement or liability arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any such Holder for inclusion therein and (ii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage, judgement or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Shelf Registration Statement or Prospectus, which untrue statement or omission was corrected in an amended or supplemented Shelf Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Shelf Registration Statement or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus is required by the Act and was not so made. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Holder covered by any Shelf Registration Statement severally agrees to indemnify and hold harmless the Company, each of the Company's directors, officers, employees, partners, representatives and agents, and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by or on behalf of such Holder for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have. In no event shall any Holder, its directors, officers or any person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to any Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such Holder, its directors, officers or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to assume the defense of any such claim and to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party, and the indemnified party reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party did not employ counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party authorized the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall indemnify and hold harmless the indemnified party from and against all losses, claims, damages and liabilities by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by the immediately preceding sentence effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case, prior to the date of settlement. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding for which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall to the extent permitted by law have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
(d). Notwithstanding the foregoing, the obligations of each Holder hereunder are several and not joint.

     (e) The provisions of this Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive the sale by a Holder of Registrable Securities.

SECTION 8   RULE 144A and RULE 144

     The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, (A) with respect to each Holder of Five-Year Warrants, upon request of any such Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A and (B) with respect to each Holder of Notes, One-Year Warrants or Five-Year Terminable Warrants, upon request of any such Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the same information as provided to a Holder of Five-Year Warrants pursuant to the preceding clause (A), and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

SECTION 9   MISCELLANEOUS

     (a)  Amendments and Waivers. The provisions of this Agreement,
          ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof, with respect to a matter which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the majority of such Holders, determined on the basis of the amount of Registrable Securities being sold rather than registered under such Shelf Registration Statement.

     (b)  Notices. All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Holder, the address of such Holder set forth in the Purchase Agreement;

          (ii) if to the Company, initially at its address set forth in the Purchase Agreement;

          (iii) with a copy in like manner to Latham & Watkins, initially at its address set forth in the Purchase Agreement.

     All such notices and communications shall be deemed to have been duly given when received.

     The Company, by notice to the Holders, may designate additional or different addresses for subsequent notices or communications.

     (c)  Successors and Assigns. This Agreement shall inure to the benefit of,
          ----------------------
and be binding upon, the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

     (d)  Counterparts. This agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     (e)  Headings.  The headings in this agreement are for convenience of
          ---------
reference only and shall not limit or otherwise affect the meaning hereof.

     (f)  Governing Law. This Agreement shall be deemed to be a contract made
          -------------
under the laws of New York, and for all purposes shall be governed by and construed in accordance with the laws of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

     (g)  Severability. In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     (h)  Securities Held by the Company, etc. Whenever the consent or approval
          ------------------------------------
of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or Registrable Securities.

     (i)  Entire Agreement. This Agreement is intended by the parties as a final
          ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      TIVO INC.

                                      By:       /s/  David H. Courtney
                                         -------------------------------------
                                      Name:  David H. Courtney
                                      Title: Senior Vice President, Finance and
                                             Administration and Chief Financial
                                             Officer



              [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                            Alan C. Mendelson
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:     /s/ Alan C. Mendelson
                                               -------------------------------
                                            Name:
                                            Title:


                                            RGC International Investors LDC
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By: Rose Glen Capital Management,
                                                L.P.
                                            By: RGC General Partners Corp.

                                            By:     /s/ Steve Katznelson
                                               -------------------------------
                                            Name:  Steve Katznelson
                                            Title: Managing Director


                                            Capital Ventures International
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By: Heights Capital Management, Inc.
                                                its authorized agent

                                            By:       /s/ Andrew Frost
                                               -------------------------------
                                            Name:  Andrew Frost
                                            Title: President


                                            JMG Triton Offshore Fund, Ltd.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ Jonathan Glaser
                                               -------------------------------
                                            Name:  Jonathan Glaser
                                            Title:


                                            JMG Capital Partners, L.P.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ Jonathan Glaser
                                               -------------------------------
                                            Name:  Jonathan Glaser
                                            Title:


                                            Gryphon Master Fund, L.P.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:       /s/ E B Lyon, IV
                                               -------------------------------
                                            Name:  E B Lyon, IV
                                            Title: Partner


                                            Langley Partners, LP
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ Jeffrey Thorp
                                               -------------------------------
                                            Name:  Jeffrey Thorp
                                            Title: Managing Member of G.P.


                                            Woodmont Investments Ltd.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ Jay G. Goldman
                                               -------------------------------
                                            Name:  Jay G. Goldman
                                            Title: Portfolio Manager


                                            Newberg Family Trust UTD 12/18/90
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:       /s/ Bruce Newberg
                                               -------------------------------
                                            Name:  Bruce Newberg
                                            Title: Trustee


                                            R/2/ CAPS, Ltd.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By: Amalgamated Gadget, L.P., as
                                                Investment Manager
                                            By: Scepter Holdings, Inc.,
                                                General Partner

                                            By:     /s/ Robert McCormick
                                               -------------------------------
                                            Name:  Robert McCormick
                                            Title: Vice President


                                            Castleberry Technology Partners LLC
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ Thomas A. Frei
                                               -------------------------------
                                            Name:  Thomas A. Frei
                                            Title: Managing Director of the
                                                    Investment Manager


                                            Cohanzick Partners, L.P.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:     /s/ David K. Sherman
                                               -------------------------------
                                            Name:  David K. Sherman
                                            Title: Authorized Agent


                                            Sheperd Trading Ltd.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:     /s/ Michael G. Roth
                                               -------------------------------
                                            Name:  Michael G. Roth
                                            Title:


                                            Reliant Trading
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:     /s/ Michael G. Roth
                                               -------------------------------
                                            Name:  Michael G. Roth
                                            Title:


                                            Sagamore Hill Hub Fund Ltd
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:     /s/ Stephen S. Roth
                                               -------------------------------
                                            Name:  Stephen S. Roth
                                            Title: Managing Director


                                            Macke Asset Management
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:    /s/ Jeffrey Macke
                                               -------------------------------
                                            Name:  Jeffrey Macke
                                            Title:


                                            National Broadcasting Company, Inc.
                                            -----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ David Zaslav
                                               -------------------------------
                                            Name:  David Zaslav
                                            Title: Executive Vice President


                                            British Sky Broadcasting Group PLC
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:   /s/ Richard Freudenstein
                                               -------------------------------
                                            Name:  Richard Freudenstein
                                            Title: Chief Operating Officer


                                            Discovery Communications, Inc.
                                            ----------------------------------
                                            (Name of Purchaser)

                                            By:      /s/ Barbara Bennett
                                               -------------------------------
                                            Name:  Barbara Bennett
                                            Title: Senior Vice President and
                                                    Treasurer

              [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                   PURCHASERS


                                   Sch. A-1

                                    EXHIBIT A

                         CERTIFICATE OF SUBSEQUENT SALE


[Transfer Agent]


         RE: Sale of Convertible Senior Notes due 2006, Warrants or Shares of Common Stock of TiVo Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 200__ (the "Prospectus")


Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of Convertible Senior Notes due 2006 (the "Notes"), shares of common stock, par value $.001 per share (the "Common Stock") or warrants to purchase Common Stock (the "Warrants" and together with the Notes and the Common Stock, the "Securities") of the Company included in the table of Selling Holders in the Prospectus, that the undersigned has sold the Securities pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.


         Selling Holder (the beneficial owner):_________________________________


         Record Holder (e.g., if held in name of nominee):______________________


         Restricted Stock Certificate No.(s):___________________________________


         Type of Security Sold:_________________________________________________


         Number of Such Securities Sold:________________________________________


         Date of Sale:__________________________________________________________


         In the event that you receive a note, warrant or stock certificate(s) representing more Notes, Warrants or shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess Notes, Warrants or shares of Common Stock in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.


                                         Very truly yours,


Dated:___________________________        By:____________________________________


                                         Print Name:____________________________


                                         Title:_________________________________


                                    Ex. A-1
         cc:      Latham & Watkins
                  505 Montgomery Street
                  San Francisco, CA 94111
                  Attention: Laura L. Gabriel, Esq.

                                    Ex. A-2